EXECUTION

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated of January 1, 2007, is entered into among GS Mortgage Securities Corp. (the “Assignee”), Goldman Sachs Mortgage Company (the “Assignor”), and PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as the servicer (the “Servicer”) and the seller (the “Seller”).

RECITALS

WHEREAS the Assignor, the Seller and the Servicer have entered into a certain Second Amended and Restated Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of May 1, 2006, as amended by Amendment No. 1, dated August 1, 2006 (the “Agreement”) and the related Purchase, Price and Terms Letter dated as of July 26, 2006 (the “PPTL”), pursuant to which the Assignor has acquired certain mortgage loans (the “Mortgage Loans”) pursuant to the terms of the Agreement, and the Servicer has agreed to service such Mortgage Loans;

WHEREAS the Assignee has agreed, on the terms and conditions contained herein, to purchase from the Assignor certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and the PPTL and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”).

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1. Assignment and Assumption

(a) On and of the date hereof, the Assignor hereby sells, assigns and transfers to the Assignee all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans (other than the rights of the Assignor to indemnification under the Agreement), the Assignee hereby accepts such assignment from the Assignor and hereby agrees to the release of the Assignor from any obligations under the Agreement, to the extent of the Specified Mortgage Loans, from and after the date hereof, and each of the Seller and the Servicer hereby acknowledges such assignment, assumption and release.

(b) On and as of the date hereof, the Assignor represents and warrants to the Assignee that the Assignor has not taken any action that would serve to impair or encumber the Assignee’s ownership interests in the Specified Mortgage Loans since the date of the Assignor’s acquisition of the Specified Mortgage Loans.

(c)  The Assignor, the Seller and the Servicer shall have the right to amend, modify or terminate the Agreement or the PPTL without joinder of the Assignee with respect to mortgage loans not conveyed to Assignee hereunder; provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

(d) The Assignor hereby assigns to the Assignee, any rights of the Assignor with respect to early payment defaults or first payment defaults in the PPTL, but only to the extent such provision relates to the Specified Mortgage Loans. The foregoing shall constitute the Assignor’s consent to the assignment of the PPTL (to the extent required by the terms of each PPTL).

(e) Notwithstanding any provision of the PPTL to the contrary, in the event any Specified Mortgage Loan is repurchased by the Seller pursuant to any early payment default or first payment default provisions of the PPTL, the “Repurchase Price” payable to the Assignee shall be an amount equal to the sum of: (a) the outstanding principal balance of such Mortgage Loan as of the date of such repurchase, (b) accrued interest on such outstanding principal balance at the applicable Mortgage Interest Rate from the date interest was last paid through the last day of the month in which such repurchase takes place, (c) the amount of any outstanding advances owed to the servicer (so long as PHH is not the servicer), and (d) any reasonable costs and expenses incurred by any servicer (so long as PHH is not the servicer) or the Trustee, including without limitation costs and expenses incurred in the enforcement of the Seller’s repurchase obligation under the PPTL. It is hereby understood that the right to any excess over such amount set forth in the definition of “Repurchase Price” set forth in any PPTL is not being sold or assigned hereunder and is being retained by the Assignor.

(f) The Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Specified Mortgage Loans, under any early payment default or first payment default provisions of the PPTL including, without limitation, the enforcement of the repurchase requirements set forth therein, and shall be entitled to enforce all the obligations of the Seller thereunder insofar as they relate to the Specified Mortgage Loans.

2. Accuracy of Agreement

Each of the Seller, the Servicer and the Assignor represent and warrant to Assignee that (i) attached hereto as Exhibit II is a true, accurate and complete copy of the Agreement, (ii) the Agreement and the PPTL are in full force and effect as of the date hereof, (iii) the Agreement and the PPTL have not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer thereunder.

3. Recognition of Purchaser

From and after the date hereof, each of the Assignee, the Seller and the Servicer shall note the transfer of the Specified Mortgage Loans to the Assignee in their respective books and records and shall recognize the Assignee as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Assignee pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Assignee and the Assignor that the Assignment shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

4. Representations and Warranties of Assignee. The Assignee hereby represents and warrants to the Seller, the Servicer and the Assignor as follows:

(a) The Assignee is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or the Assignor other than those contained in the Agreement or this Assignment.

(b) The Assignee is duly and legally authorized to enter into this Assignment and to perform its obligations hereunder and under the Agreement and the PPTL.

(c) This Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

5. Representations and Warranties of Assignor. The Assignor hereby represents and warrants to the Assignee, Seller and Servicer as of the date hereof, unless otherwise stated, as follows:

(a)  The Assignor is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization with full power and authority (corporate and other) to enter into and perform its obligations under this Assignment.

(b)  This Assignment has been duly authorized, executed and delivered by the Assignor and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c) The execution, delivery and performance by the Assignor of this Assignment and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d)  The execution and delivery of this Assignment have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery of this Assignment, nor the consummation of the transactions therein contemplated, nor compliance by the Assignor with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which Assignor is a party or by which it is bound.

(e)  There is no action, suit, proceeding or investigation pending or, to the best of the Assignor’s knowledge, threatened, against the Assignor, which, either in any one instance or in the aggregate, if determined adversely to the Assignor would adversely affect its ability to perform its obligations under this Assignment.

(f)  As of January 31, 2007, except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

(g) No Transferred Mortgage Loan is a “High Cost Loan” or “Covered Loan,” as applicable, as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary. In addition, no Transferred Mortgage Loan is a “high-cost,” “high-cost home,” “covered,” “high-risk home,” or “predatory” loan under any applicable federal, state or local predatory or abusive lending law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

(h) As of January 31, 2007, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to the Mortgage Loans have been complied with. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Properties and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities.

6. Representations and Warranties of Seller and Servicer. Each of the Seller and the Servicer hereby represents and warrants to the Assignee and the Assignor as follows:

(a) Each of the Seller and the Servicer is duly and legally authorized to enter into this Assignment and to perform its respective obligations hereunder and under the Agreement and the PPTL.

(b) This Assignment has been duly authorized, executed and delivered by each of the Seller and the Servicer and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against each such party in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(c) The representations and warranties of the Seller and the Servicer set forth in Sections 3.01 and 3.02 of each Agreement are true and correct as of the date hereof.

7. Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

8. Governing Law

This Assignment shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Each party hereto hereby knowingly, voluntarily and intentionally waives any and all rights it may have to a trial by jury in respect of any litigation based on, or arising out of, under, or in connection with, this Assignment, or any other documents and instruments executed in connection herewith, or any course of conduct, course of dealing, statements (whether oral or written), or actions of such party. This provision is a material inducement for the parties to enter into this Assignment.

9. Notices

Any notices or other communications permitted or required to be made under the Agreement shall be made in accordance with the terms of the Agreement and shall be sent (i) to the Assignee as follows: GS Mortgage Securities Corp., 85 Broad Street, New York, New York 10004, Attention: Anton Kuzmanov, Facsimile No.: (212) 902-3000 or to such other address as may hereafter be furnished by the Assignee to the parties in accordance with the provisions of the Agreement and (ii) to the Servicer and Seller as follows: PHH Mortgage Corporation, 3000 Leadenhall Road, Mt. Laurel, New Jersey 08054, Attn: Marc Hinkle, Facsimile No.: (856) 917-8588.

10. Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11. Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

12. Third-Party Beneficiary

Wells Fargo as master servicer shall be considered a Third-Party Beneficiary to this Assignment entitled to all rights and benefits hereof as if it were a direct party to this Assignment.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

ASSIGNOR:

GOLDMAN SACHS MORTGAGE COMPANY

By: /s/ Greg A. Finck Name: Greg A. Finck Title: Vice President

ASSIGNEE: GS MORTGAGE SECURITIES CORP.

By: /s/ Greg A. Finck Name: Greg A. Finck Title: Vice President

SELLER and SERVICER:

PHH MORTGAGE CORPORATION

By: /s/ Karen Collins Name: Karen Collins Title: Asst. Vice President

Exhibit I
Specified Mortgage Loan Schedule

Exhibit II

Agreement